UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 18, 2007

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2007, we amended the following agreements:

•

The $750 million revolving credit facility, dated as of August 30, 2004, that we previously entered into with the financial institutions named therein (filed with the Securities and Exchange Commission on Form 8-K on September 2, 2004) (the “Credit Agreement”). The Credit Agreement was amended primarily to (1) decrease the principal amount available thereunder from $750 million to $500 million, and (2) extend its scheduled termination date from August 30, 2009 to August 30, 2012. A copy of Amendment No. 1 to the Credit Agreement is attached hereto as Exhibit 10.1;

•

The $125 million 3-Year Letter of Credit Agreements, dated as of May 6, 2005, that we previously entered into with each of Citibank, N.A. and HSBC Bank USA, National Association (filed with the Securities and Exchange Commission on Form 8-K on May 11, 2005). These two $125 million 3-Year Letter of Credit Agreements were amended primarily to extend the scheduled termination date from May 6, 2008 to May 18, 2010. Copies of the Letter Amendments to the 3-Year Letter of Credit Agreements with each of Citibank, N.A. and HSBC Bank USA, National Association are attached hereto as Exhibit 10.2 and 10.3, respectively; and

•

The $125 million 3-Year Letter of Credit Agreements, dated as of May 6, 2005, that we previously entered into with each of Bank of America, N.A. and JPMorgan Chase Bank (filed with the Securities and Exchange Commission on Form 8-K on May 11, 2005). These two $125 million 3-Year Letter of Credit Agreements were amended primarily to terminate the parties’ respective obligations thereunder, subject to our satisfaction of any currently outstanding letters of credit issued thereunder. Copies of the Amendments to the 3-Year Letter of Credit Agreements with each of Bank of America, N.A. and JPMorgan Chase Bank are attached hereto as Exhibits 10.4 and 10.5, respectively.

Item 1.02	Termination of a Material Definitive Agreement.

Please see discussion above.

Item 9.01.	Financial Statements and Exhibits

10.1	Amendment No. 1 to the Credit Agreement

10.2	Letter Amendment No. 1 to the 3-Year Letter of Credit Agreement with Citibank, N.A.

10.3	Letter Amendment No. 1 to the 3-Year Letter of Credit Agreement with HSBC Bank, USA, National Association

10.4	Amendment to 3-Year Letter of Credit Agreement with Bank of America, N.A.

10.5	Amendment to 3-Year Letter of Credit Agreement with JPMorgan Chase Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date: May 24, 2007	By:	/s/ Byron H. Pollitt, Jr.
Byron H. Pollitt, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to the Credit Agreement

10.2	Letter Amendment No. 1 to the 3-Year Letter of Credit Agreement with Citibank, N.A.

10.3	Letter Amendment No. 1 to the 3-Year Letter of Credit Agreement with HSBC Bank USA, National Association

10.4	Amendment to 3-Year Letter of Credit Agreement with Bank of America, N.A.

10.5	Amendment to 3-Year Letter of Credit Agreement with JPMorgan Chase Bank